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                                                                                                                           Exhibit 5
                                                                                                       For Broker/Dealer Use Only

                                                                                                   Networking No. __________________
Allstate.
 Youre in good hands.                                                                             Annuity No. (If established)

                                                                                                   |__|__|__|__|__|__|__|__|__|
Allstate RetirementAccess(SM)
VARIABLE ANNUITY SERIES APPLICATION FORM
Annuities are issued by Allstate Life Insurance Company of New York
Only for use in New York.

       Variable Annuity Customer Service                 Regular Mail Delivery               Overnight Service, Certified or
       Financial Professionals: 1-877-234-8688           Annuity Service Center              Registered Mail Delivery
       8:OOAM-7:OOPM ET, Monday-Thursday                 RO. Box 70178                       Annuity Service Center
       8:OOAM-6:OOPM ET, Friday                          Philadelphia, PA 19176              Allstate Life Insurance Company
       www.accessal Istate.com                                                               2101 Welsh Road
                                                                                             Dresher, PA 19025
====================================================================================================================================
PRODUCT                       [ ] B SERIES (NY)         [ ] L SERIES (NY)         [ ] X SERIES (NY)
(A product must be selected)  ======================================================================================================
                              1. OWNERSHIP INFORMATION

                              A. Type of Ownership

                              [ ] Individual   [ ] Corporation   [ ] Custodian   [ ] UTMA/UGMA    [ ] Other ________________________

If the Owner is a Trust,      Trust:   [ ] Revocable    [ ] Irrevocable    Trust Date |__|__|__|__|__|__|__|__|__|
check appropriate box and                                                                (Month / Day / Year)
provide Trust Date.

If Other is checked, a        Entity/Trust Ownership Only (Non-natural person), check one of the four boxes below.
Certificate of Entity Form
must be completed and         [ ]  This is a tax exempt entity as described under sections 501(c)(3), 501(c)(9) (Charitable
returned with this                 Organizations/Foundations) of the Internal Revenue Code.
application. We will
provide annual tax            [ ]  This is a Grantor Trust for federal income tax purposes that meets I RC Sections 671-679 reporting for the increasing
value of the Annuity.              Name of Grantor _________________________________________________________________________________
Charitable Trusts (including
Charitable Remainder               Grantor's Social Security Number ________________________  Grantor's Date of Birth ______________
Trusts), Corporations, LLC's
and partnerships must check   [ ]  Trustacting as agent for an individual under IRS Code 72(u)
this box.
                              [ ]  Other (Please specify) __________________________________________________________________________

For an UTMA/UGMA              B. Owner
use: Name of Custodian
C/F Name of Minor, State      [ ] Mr.          [ ] Mrs.            [ ] Ms.
UTMA, e.g.,  "John Doe
C/F John Doe, Jr., NY UTMA."  Name (First, Middle, Last Name)
Provide the Minor's Social
Security Number.              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Social Security/Tax I.D. Number          Date of Birth                Gender

                              |__|__|__|__|__|__|__|__|__|             |__|__|__|__|__|__|__|__|    [ ] M    [ ] F
                                                                          (Month / Day / Year)

If Owner is a Non-Resident    [ ] U.S. Citizen                   [ ] Resident Alien                 [ ] Non-Resident Alien
Alien, submit IRS Form
W-8(BEN ECI, EXP or IMY).                                        Citizen of _____________________   Citizen of _____________________
                              Address
                              Street Address

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              City                                                             State  ZIP Code

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|       |__|__||__|__|__|__|__|-|__|__|__|__|

                              Telephone Number

                              |__|__|__|__|__|__|__|__|__|__|

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                              1. OWNERSHIP INFORMATION (continued)

Not available for Trust or    C. Co-Owner
Corporate Owned Annuities or
Qualified Annuities. Also     [ ]  Check here to designate the Co-Owners as each other's Primary Beneficiary.
not available if the
TrueIncome Optional Living    [ ] Mr.          [ ] Mrs.            [ ] Ms.
Benefit is elected in
Section 4 below.              Name (First, Middle, Last Name)

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Relationship to Owner

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Social Security/Tax I.D. Number          Date of Birth                Gender

                              |__|__|__|__|__|__|__|__|__|             |__|__|__|__|__|__|__|__|    [ ] M    [ ] F
                                                                          (Month / Day / Year)

If Co-Owner is a              [ ] U.S. Citizen                   [ ] Resident Alien                 [ ] Non-Resident Alien
Non-Resident Al ien, submit
IRS Form W-8 (BEN, ECI, EXP                                      Citizen of _____________________   Citizen of _____________________
or IMY).

Leave address blank if it is  Address
the same as the Owner.        Street Address

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              City                                                             State  ZIP Code

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|       |__|__||__|__|__|__|__|-|__|__|__|__|

                              Telephone Number

                              |__|__|__|__|__|__|__|__|__|__|

Complete this section only    D. Annuitant
if the Annuitant is not the
Owner. Do not use for IRAs.   [ ] Mr.          [ ] Mrs.            [ ] Ms.

If the owner is an
individual and is electing    Name (First, Middle, Last Name)
the TrueIncome Optional
Living Benefit in Section 4   |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
below, do not complete this
section, as the annuitant     Social Security/Tax I.D. Number          Date of Birth                Gender
must be the same person as
the owner.                    |__|__|__|__|__|__|__|__|__|             |__|__|__|__|__|__|__|__|    [ ] M    [ ] F
                                                                         (Month / Day / Year)

For an UTMA/UGMA, enter
the Minor's information
here.

If Annuitant is a             [ ] U.S. Citizen                   [ ] Resident Alien                 [ ] Non-Resident Alien
Non-Resident Alien, submit
IRS Form W-8                                                     Citizen of _____________________   Citizen of _____________________
(BEN,ECI,EXP or IMY).         Address
                              Street Address

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              City                                                             State  ZIP Code

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|       |__|__||__|__|__|__|__|-|__|__|__|__|

                              Telephone Number

                              |__|__|__|__|__|__|__|__|__|__|

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                              2. BENEFICIARY INFORMATION

Indicate classifications of   A. Beneficiary
each Beneficiary. Percentage
of benefit for all Primary    If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent
Beneficiaries must total      Beneficiaries may be designated below.
100%.

Percentage of benefit for     [ ] Primary          [ ] Contingent      Percentage of Benefit
all Contingent Beneficiaries
must total 100%.                                                       |__|__|__|%

Use Section 6 of this         Name (First, Middle, Last Name)
Application to list
additional Beneficiaries.     |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
All required information
must be supplied.             Relationship to Owner

..  For Custodial IRA          |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
   accounts, the Custodian
   must be listed as the      Social Security/Tax I.D. Number          Date of Birth                Gender
   Beneficiary.
                              |__|__|__|__|__|__|__|__|__|             |__|__|__|__|__|__|__|__|    [ ] M    [ ] F
..  For Qualified accounts                                                (Month / Day / Year)
   (Profit Sharing Plan,
   401(k), etc.) other than   If Beneficiary is a non-natural person, please indicate:
   an IRA or SEP/ IRA, the
   Plan must be listed as     [ ] Corporation    [ ] Charity     [ ] Revocable Trust    [ ] Irrevocable Trust
   the Beneficiary.

..  On an UTMA or UGMA
   account, the Minor's       Trust Date |__|__|__|__|__|__|__|__|
   estate must be the sole                  (Month / Day / Year)
   Primary Beneficiary. A
   Contingent Beneficiary is
   not allowed on an UTMA or
   UGMA.
                              B. Beneficiary

                              [ ] Primary          [ ] Contingent      Percentage of Benefit

                                                                       |__|__|__|%

                              Name (First, Middle, Last Name)

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Relationship to Owner

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Social Security/Tax I.D. Number          Date of Birth                Gender

                              |__|__|__|__|__|__|__|__|__|             |__|__|__|__|__|__|__|__|    [ ] M    [ ] F
                                                                         (Month / Day / Year)

                              C. Beneficiary

                              [ ] Primary          [ ] Contingent      Percentage of Benefit

                                                                       |__|__|__|%

                              Name (First, Middle, Last Name)

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Relationship to Owner

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Social Security/Tax I.D. Number          Date of Birth                Gender

                              |__|__|__|__|__|__|__|__|__|             |__|__|__|__|__|__|__|__|    [ ] M    [ ] F
                                                                         (Month / Day / Year)

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                              3. ANNUITY INFORMATION

                              A. Existing Annuity or Life Insurance Coverage

                              1. Do you have any existing Annuity or Life Insurance contracts?
                                 [ ] Yes     [ ] No

                              2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or
                                 Life Insurance contracts? If yes, complete and submit the required Regulation 60 paperwork.
                                 [ ] Yes     [ ] No

                              Company Name

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Policy or Annuity Number                                          Year Issued

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|     |__|__|__|__|

                              B. Purchase Payment

                              [ ] Purchase Payment enclosed with Application Form. $ |__|__|,|__|__|__||__|__|__||__|__|

                              [ ] This Annuity will be funded by a 1035 Exchange, a Tax Qualified Transfer/Rollover, a CD Transfer
                                  or Mutual Fund Redemption.
                                  Estimated Purchase Payment amount $ |__|__|,|__|__|__||__|__|__||__|__|

                              Source of Funds
                              [ ] Non-Qualified            [ ] Non-Qualified 1035 Exchange          [ ] IRA Rollover
                              [ ] IRA Transfer             [ ] Direct Rollover         [ ] Other _____________________________

                              C. Type of Plan Being Requested
                              [ ] Non-Qualified            Qualified IRAs: [ ] IRA  [ ] Roth IRA  [ ] SEP/IRA  [ ] Roth Conversion

                                                                           New Roth or IRA contribution for tax year __________

                              D. Annuity Commencement Date

                              If the Annuity Date is not specified, it will be the first day of the month following the oldest
                              Owner's/Participant's or Annuitant's 95th birthday. An Annuity Date may not be specified that occurs within 1 year of the Annuity Issue Date.

                              Date |__|__|__|__|__|__|__|__|
                                      (Month / Day / Year)

                              ======================================================================================================
If elected, additional ,      4. OPTIONAL RIDERS
charges and investment
restrictions may apply.       1. Living Benefits (ONLY ONE may be chosen.)        1  Available for Annuities with a single natural
Please see the Prospectus                                                            Owner and single Annuitant who is the same as
for disclosures.                 [ ] TrueIncome 1                                    the Owner, or for Annuities with a non-natural
                                 [ ] TrueIncome with Automatic Step-up 1             Owner with a single Annuitant.

                                     ________________________________________     2  Available for Annuities with Co-Owners who are
                                                                                     each other's Spouse, each other's primary
                                 [ ] TrueIncome - Spousal 2                          Beneficiary, and the Designated Lives, or for
                                 [ ] TrueIncome - Spousal with Automatic             Annuities with a single Owner and a single
                                     Step-up 2                                       primary Beneficiary who is the Owner's Spouse
                                                                                     and a Designated Life. Also, the Annuitant must
                                     ________________________________________        be an Owner. Cannot be elected with the death
                                                                                     benefit.
                                 [ ] Guaranteed Minimum Income Benefit
                                     (G MIB)3, 4                                  3  Benefit cannot be terminated once elected.

                                     ________________________________________     4  GMIB and HAV may only be selected at issue of a
                                                                                     new contract.
                              2. Death Benefit

                                 [ ] Highest Anniversary Value 4

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                              4. OPTIONAL RIDER: DISCLOSURE INFORMATION (continued)

                              Allocation Instructions

                              We will not change or impose any additional restrictions on any investment options you have selected at the time of application until the time of any reset and unless we first gain approval from the
                              Superintendent of Insurance.

                              Investment allocation restrictions may apply to an optional Rider (the "benefit") you have chosen. If you are currently invested in any Sub-accounts not permitted under the benefit you have chosen, you must reallocate to those Sub-accounts that are permitted; otherwise there may be a delay in processing your request for election of the benefit. Any reallocation instructions will be effective once Allstate Life receives your instruction in good order, and your benefit will commence on the next business day.

                              Please complete and review the variable investment allocations section of this application.

                              A. TrueIncome / TrueIncome - Spousal and Automatic Step-up

                              TrueIncome Benefit Details
                              .  TrueIncome can only be elected where the Annuitant and the Owner/Participant are the same person; if the Owner/Participant is an entity, there can only be one Annuitant.
                              .  There can be no Contingent Annuitant.
                              .  The Annuitant must be 45 years of age or older at the time of election.
                              .  Any charge for this benefit is shown in the Schedule Supplement of the Rider. The cost of this benefit may increase, based on any reset.

                              TrueIncome - Spousal Benefit Details
                              .  TrueIncome - Spousal can be elected on Annuities with Co-Owners/Participants who are each other's Spouses and each other's primary Beneficiary, and where the Annuitant is the primary
                                 Owner/Participant, or on Annuities with a single Owner/Participant, who is the Annuitant, and a single primary Beneficiary who is the Owner/Participant's Spouse. NO ENTITY OWNERS ARE
                                 PERMITTED.
                              .  If TrueIncome - Spousal is elected on an Annuity with Co-Owners/Participants, the
                                 Co-Owners/Participants will be considered Designated Lives for the purpose of this benefit.
                              .  If TrueIncome - Spousal is elected on an Annuity with a single Owner/Participant, then the
                                 Owner/Participant and the Spouse Beneficiary will be considered Designated Lives for the purpose of this benefit.
                              .  Both Designated Lives must be at least 55 years of age upon election of TrueIncome - Spousal.
                              .  Designated Lives cannot be changed.
                              .  Any charge for this benefit is shown in the Schedule Supplement of the Rider. The cost of this benefit may increase, based on any reset.

                              Additional Benefit Details for TrueIncome and TrueIncome - Spousal
                              .  There is no maximum age at which TrueIncome or TrueIncome - Spousal can be elected.
                              .  Upon electing TrueIncome or TrueIncome - Spousal, you must allocate and maintain 100% of your
                                 Account Value in one or more of the permitted asset allocation portfolios.
                              .  Additional Purchase Payments applied to the Annuity will be allocated to the asset allocation portfolios according to the allocation percentages your chose. You may elect to have additional
                                 Purchase Payments allocated to one or more of the permitted asset allocation portfolios.
                              .  You cannot participate in a Dollar Cost Averaging program while enrolled in TrueIncome or TrueIncome - Spousal.
                                 Upon election of one of these benefits, we will automatically terminate your enrollment in any
                                 Dollar Cost Averaging program.
                              .  You can terminate TrueIncome or TrueIncome - Spousal at any time.
                              .  Generally, benefits issued in qualified plans have limited usefulness because of limitations on the amount and timing of withdrawals. Required minimum distributions as calculated by us will not reduce future Annual Income Amounts (or Annual Withdrawal Amounts for TrueIncome only). However, for TrueIncome they will result in a dollar-for-dollar reduction of the Protected Withdrawal
                                 Value and may reduce the duration the annual Withdrawal Amount may be received. Please contact your tax advisor before purchasing the benefit so you can determine the potential impact of required minimum distribution on your plan.

                              .  For complete disclosures about the Auto Step-up features, see the current prospectus.

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                              B. Guaranteed Minimum Income Benefit (GMIB)

                              GMIB Benefit Details

                              There are:
                              .  Age restrictions
                              .  Minimum Waiting Period
                              .  Limitations on the amount guaranteed, based on a "Cap"
                              .  Investment Limitations
                              .  This benefit is currently not available in conjunction with other optional living benefits.
                              .  Any charge for this benefit is shown in the Schedule Supplement of the Rider. The cost of this benefit may increase, based on any reset.
                              .  The Annuity will not continue once this benefit is in effect. Charges for this benefit will continue except as described in the Termination provision of the Rider, where conditions for termination are also described.
                              .  Withdrawals from your Annuity while the benefit is in effect may reduce the amount guaranteed.

                              C. Highest Anniversary Value (HAV)

                              HAV Benefit Details

                              .  This benefit provides a death benefit payment equal to the greater of the Annuity's basic death benefit or the Highest Anniversary Value, which is the highest Account Value on any Annuity
                                 Anniversary.
                              .  The benefit depends on whether death occurs before or after the death benefit Target Date, which is based on age.

                              There are:
                              .  Age restrictions;
                              .  Investment limitations.
                              .  Withdrawals from your Annuity while the benefit is in effect will reduce the Highest Anniversary
                                 Value, as described in your Rider. Withdrawals will be subject to all other provisions of your
                                 Annuity, including application of any Contingent Deferred Sales Charge and Market Value
                                 Adjustment.
                              .  Withdrawals taken from an Annuity with this benefit may reduce the Guaranteed Amount.
                              .  Any charge for this benefit is shown in the Schedule Supplement of the Rider.
                              .  Upon termination by you, we will consider you to have elected to remain in any applicable asset allocation program then in effect unless you instruct us otherwise

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                              5. ALLOCATION INSTRUCTIONS

                              Indicate your All ocations using dollar amounts or whole number percentages only. These Allocations will be your Standing Allocations for additional remittances, unless additional instructions are received. Special Programs may have specific sub-account restrictions. See program enrollment forms for additional details.

                              Total investments must equal 100%.

                              A. Fixed Investment Allocations

                              Fixed Rate
                              ___________ 1 Year Fixed

                              B. Variable Investment Allocations

                              %or$                                                        %or$
                              ---------------------------------------------------------   ------------------------------------------
                              Asset Allocation/Balanced                                   Mid Cap Growth
                              ____ AST Aggressive Asset Allocation Portfolio              ____ AST Goldman Sachs Mid-Cap Growth
                              ____ AST American Century Strategic Allocation              ____ AST Neuberger Berman Mid-Cap Growth
                              ____ AST U BS Dynamic Alpha
If you elect the              ____ AST T. Rowe Price Asset Allocation Portfolio           Mid Cap Value
TrueIncome or True Income-    ____ AST Advanced Strategies Portfolio                      ____ AST Mid-Cap Value
Spousal Optional Riders, you  ____ AST Balanced Asset Allocation Portfolio                ____ AST Neuberger Berman Mid-CapValue
may only invest in a          ____ AST Capital Growth Asset Allocation Portfolio
combination of these ten      ____ AST Conservative Asset Allocation Portfolio            Small Cap Growth
Sub-accounts. These           ____ AST First Trust Balanced Target Portfolio              ____ AST Neuberger Berman Small-Cap Growth
Sub-accounts may be selected  ____ AST First Trust Capital Appreciation Target Portfolio  ____ AST Federated Aggressive Growth
with or without election      ____ AST Preservation Asset Allocation Portfolio            ____ AST Small-Cap Growth
of any Optional Living
Benefit.                      Large Cap Blend                                             Small Cap Value
                              ____ AST Alliance Bernstein Managed Index 500               ____ AST DeAM Small-Cap Value
                                                                                          ____ AST Small-Cap Value
                              Large Cap Growth
                              ____ AST Goldman Sachs Concentrated Growth                  International Equity
                              ____ AST Marsico Capital Growth                             ____ AST International Value Portfolio
                              ____ AST MFS Growth                                         ____ AST MFS Global Equity
                              ____ ASTI Rowe Price Large-Cap Growth                       ____ AST J P Morgan International Equity
                                                                                          ____ AST International Growth Portfolio
                              Large Cap Value
                              ____ AST Alliance Bernstein Core Value                      Fixed Income
                              ____ AST Alliance Bernstein Growth & Income                 ____ AST High Yield Portfolio
                              ____ AST American Century Income & Growth                   ____ AST Lord Abbett Bond Debenture
                              ____ AST DeAM Large-Cap Value                               ____ AST Money Market
                              ____ AST Large-Cap Value                                    ____ AST PIMCO Limited Maturity Bond
                                                                                          ____ AST PIMCO Total Return Bond
                                                                                          ____ AST T. Rowe Price Global Bond

                                                                                          Specialty Portfolio
                                                                                          ____ AST Cohen & Steers
                                                                                          ____ AST T. Rowe Price Natural Resources

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                              6. OPTIONAL ADMINISTRATIVE PROGRAMS

                              The following optional programs are available:

                              To enroll in any of these programs, check the appropriate boxes and submit the Optional Administrative
                              Program Form or Enhanced Dollar Cost Averaging Enrollment Form.

                              [ ] Dollar Cost Averaging (DCA)        [ ] Automatic Rebalancing      [ ] Enhanced Dollar Cost
                                                                                                         Averaging (EDCA)

                              [ ] To enroll in Systematic Withdrawals, check here and submit the Systematic Withdrawal Enrollment
                                  Form.

                              [ ] To enroll in Systematic Investment, check here and submit the Systematic Investment Enrollment
                                  Form.

                              ======================================================================================================
If needed for:                7. ADDITIONAL INFORMATION
..  Annuity Replacement
..  Beneficiaries              ______________________________________________________________________________________________________
..  Contingent Annuitant
..  Co-Owner                   ______________________________________________________________________________________________________
..  Entity Authorized
    Individuals               ______________________________________________________________________________________________________
..  Special Instructions
                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

                              ______________________________________________________________________________________________________

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                              8. SIGNATURES

                              A. Agreement

For individual applicants     I represent to the best of my knowledge and belief that the statements made in this application are
continue to number 2 below.   true and complete; I have received a copy of the current applicable prospectuses for the variable
                              Annuity (which includes summary descriptions of the underlying investment options) and I understand that:

                              1. For entity owned Applications: In addition to the statements below, the entity's authorized individuals further certify that:

For Entity Owned              A) Authorized individuals are signing on behalf of the entity purchasing this Annuity and are
Application, check               authorized and empowered by the entity to [ ] independently or [ ] collectively enter into
appropriate box.                 contracts and financial transactions including but not limited to the purchase of this Annuity, make any subsequent withdrawals or surrenders and to exercise all ownership rights under the
                                 Annuity in the entity's name; and

                              B) That the entity is duly organized and existing and in compliance with all laws and regulations; and

                              C) The entity will notify Allstate Life in writing of a change in or revocations of authorized individuals to act with respect to the Annuity and any changes in the entity's status which would cause any of the statements in this application to be incorrect or incomplete; and

                              D) Authorized individuals understand that the Annuity may be subject to tax treatment different from that of individually owned tax-deferred Annuities, that as a result the increases in the Annuity value during any Annuity year may be treated as ordinary income received and accrued by the
                                 Annuity Owner during that year end, if the entity deemed it necessary, it has consulted an independent tax and/or legal advisor for more information; and

                              E) The authorized individuals and the entity agree to indemnify Allstate Life, its affiliates and representatives for any and all damages, losses, claims, causes of action or other liability of any kind that may be asserted now or in future arising out of or related to any acts or omissions taken by Allstate Life upon my instructions and in reliance upon our representations to Allstate Life in connection with the Annuity owned by the entity.

Allstate Life reserves the       If not previously specified that each authorized individual may act independently, we will require
right to require additional      all authorized individuals' signature to process transactions on the Annuity. If additional space
corporate documents.             is required for the names and signatures of authorized individuals, please attach a separate page.

                              2. I understand that if I have purchased another Non-Qualified Annuity from Allstate Life or an affiliated company this calendar year that they will be considered as one Annuity for tax purposes.

                              Annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount;

                              This variable Annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs.

                              Owner's Tax Certification (Substitute W-9)

                              Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

                              [ ] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

For definitions, see          The Internal Revenue Service does not require your consent to any provision of this document other
Definitions and Disclosures.  than the certifications required to avoid backup withholding.

                              State where signed:  |__|__| (Required. If application is signed in a state other than the Owner's state of residence, a Contract Situs Form may be required.)

                              Owner:         X__________________________________    Date: |__|__|__|__|__|__|__|__|
                                                                                            (Month / Day / Year)

                              Co-Owner:      X__________________________________    Date: |__|__|__|__|__|__|__|__|
                                                                                            (Month / Day / Year)

                              Annuitant:     X__________________________________    Date: |__|__|__|__|__|__|__|__|
                              (owner)                                                       (Month / Day / Year)

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                              9. FINANCIAL PROFESSIONAL INFORMATION

                              A. Financial Professional

                              Financial Professional Name (First, Middle, Last Name)

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Allstate Life Agent ID Number

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Telephone Number                         e-mail

                              |__|__|__|__|__|__|__|__|__|__|          |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Percent

                              |__|__|__|

                              B. Financial Professional

                              Financial Professional Name (First, Middle, Last Name)

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Allstate Life Agent ID Number

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Telephone Number                         e-mail

                              |__|__|__|__|__|__|__|__|__|__|          |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              Percent

                              |__|__|__|

                              C. Broker/Dealer

                              Broker/Dealer Name

                              |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

                              D. Required Questions

                              1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
                                 [ ] Yes      [ ] No

                              2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
                                 [ ] Yes      [ ] No

                              Financial Professional (FP) Statement

                              I am authorized and/or appointed to sell this Annuity. I have fully discussed and explained the
                              Annuity features and charges to the Owner, including restrictions. I believe this Annuity is suitable given the Owner's investment time horizon, goals and objectives. I represent that I have used only
                              Allstate Life approved sales material and have left copies of all sales materials with the applicant.
                              I acknowledge that Allstate Life will rely on this statement.

                              FP Signature:  X__________________________________    Date: |__|__|__|__|__|__|__|__|
                                                                                            (Month / Day / Year)

                              FP Signature:  X__________________________________    Date: |__|__|__|__|__|__|__|__|
                                                                                            (Month / Day / Year)

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                                                                                                        ORD 04387 NY   Page 10 of 10

                              For Financial Professional Use Only. Please contact your home office with any questions.
                              [ ] Option A      [ ] Option B      [ ] Option C      [ ] Option D
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DEFINITIONS AND DISCLOSURES

The following notices, definitions and disclosures are          IRS CODE 501
appended to and become a part of this Application. You are      Section of the Internal Revenue Code that generally exempts
advised to consult the prospectus of Annuity for                certain corporations and trusts from federal income tax.
explanations of any of the terms used, or contact Allstate      This exemption covers charitable organizations.
Life with any questions.
                                                                OWNER OF ANNUITY
BENEFICIARIES                                                   The term "Owner" may be referred to as "Participant" in your
..  The Owner reserves the right to change the Beneficiary       Annuity. In these forms, for simplicity, the Participant is
   unless the Owner notifies Allstate Life In Writing that      referred to as Owner.
   the Beneficiary designation is irrevocable.
..  If an Attorney-in- Fact signs the enrollment, the            WITHHOLDING STATEMENT
   Attorney-in- Fact may only be designated as a Beneficiary    Federal and some state laws require that Allstate Life
   if the Power-of-Attorney instrument and the relevant         withhold income tax from certain cash distributions, unless
   state law permit it.                                         the recipient requests that we not withhold. You may not opt out of withholding unless you have provided Allstate Life
CHARITABLE TRUSTS                                               with a U.S. residence address and a Social Security
Charitable trusts are not eligible for "tax-free" exchanges     Number/Taxpayer Identification Number.
under Internal Revenue Code Section 1035. Charitable Trusts
are generally exempt from income tax, so in many instances      If you request a distribution that is subject to withholding and do
there will be no tax consequences associated with this          not inform us in writing NOT to withhold Federal Income Tax before
transaction. However, certain types of trusts (particularly     the date payment must be made, the legal requirements are for us to
"Net Income Charitable Remainder Unitrust" with "make up"       withhold tax from such payment.
provisions or "NIMCRUTS") may contain provisions which could
trigger adverse tax consequences as a result of this            If you elect not to have tax withheld from a distribution or if the
transaction. Consult your tax advisor to determine if the       amount of Federal Income Tax withheld is insufficient, you may be
transfer, assignment and surrender of the trust will cause      responsible for payment of estimated tax. You may incur penalties
adverse tax consequences for the charitable trust or its        under the estimated tax rules if your withholding estimated tax
Beneficiaries.                                                  payments are not sufficient. For this purpose you may wish to consult with your tax advisor.
DEATH BENEFIT
Death benefit proceeds are payable in equal shares to the       Some states have enacted state tax withholding. Generally,
surviving Beneficiaries in the appropriate Beneficiary class    however, an election out of Federal withholding is an
unless you request otherwise.                                   election out of state withholding.

The death benefit under Allstate Life Annuities becomes payable to the designated Beneficiary (eg.) upon first death of any Owner. For Entity-Owned Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.

IRS CODE 72(u)
Section of the Internal Revenue Code that provides that if an Annuity contract is owned by an entity which is not natural person, then that contract is generally not eligible for the benefit of tax deferral afforded to Annuity contracts and must include the increase in value in contract in income on an annual basis. An exemption is provided for an Annuity contract held by a trust or other entity which holds the Annuity contract as an agent for a natural person.

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